THE CIRCLE K CORPORATION AND SUBSIDIARIES

                           Consolidated Balance Sheets
                        (in thousands, except share data)



                                                                         January 31,       April 30,
                                                                              1996           1995
                                                                         -----------     -----------
                                                                         (unaudited)
Assets
Current assets:
  Cash and cash equivalents ......................................       $   31,601       $   68,575
  Receivables ....................................................           42,886           36,432
  Inventories ....................................................          153,409          138,042
  Prepaid expenses and other current assets ......................           26,127           26,927
  Assets held for sale ...........................................            3,040            9,290
                                                                         ----------       ----------
     Total current assets ........................................          257,063          279,266
Property and equipment, net ......................................          584,853          576,840
Intangibles (principally trade name), net of accumulated
   amortization of $8,540 and $5,841, respectively ...............          117,959          118,608
Other assets .....................................................           70,954           44,284
                                                                         ----------       ----------
       Total assets ..............................................       $1,030,829       $1,018,998
                                                                         ==========       ==========

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable ...............................................       $  165,530       $  170,112
  Accrued liabilities ............................................          123,033          124,036
  Money orders sold ..............................................           32,095           34,687
  Current maturities of long-term obligations ....................           25,181           22,571
                                                                         ----------       ----------
     Total current liabilities ...................................          345,839          351,406
Long-term obligations ............................................          172,298          177,487
Other liabilities ................................................          220,809          227,288
                                                                         ----------       ----------
     Total liabilities ...........................................          738,946          756,181

Stockholders' equity:
  Common Stock:  par value $.01 per share authorized
     150,000,000 shares; issued and outstanding 24,380,209
     and 24,224,059 shares, respectively .........................              244              242
  Additional paid-in capital .....................................          237,939          235,763
  Retained earnings ..............................................           53,700           26,812
                                                                         ----------       ----------
     Total stockholders' equity ..................................          291,883          262,817
                                                                         ----------       ----------
       Total liabilities and stockholders' equity ................       $1,030,829       $1,018,998
                                                                         ==========       ==========

                 See notes to consolidated financial statements.

                    THE CIRCLE K CORPORATION AND SUBSIDIARIES

                      Consolidated Statements of Operations
                        (in thousands, except share data)

                                   (unaudited)


                                                                      Three Months                  Nine Months
                                                                   Ended January 31,              Ended January 31,
                                                              ---------------------------    ----------------------------
                                                                 1996            1995            1996            1995
                                                              -----------     -----------     -----------     -----------
Revenues:
   Sales ................................................     $   824,922     $   847,332     $ 2,619,752     $ 2,646,451
   Other ................................................          14,115          11,920          40,818          35,312
                                                              -----------     -----------     -----------     -----------
     Gross revenues .....................................         839,037         859,252       2,660,570       2,681,763
                                                              -----------     -----------     -----------     -----------

Cost of sales and operating expenses:
   Cost of sales ........................................         652,140         662,654       2,057,043       2,085,700
   Operating and administrative .........................         152,023         160,064         480,469         495,395
   Depreciation and amortization ........................          19,739          16,804          55,608          46,391
   Non-recurring charge (Note 5) ........................            --              --             1,950            --
                                                              -----------     -----------     -----------     -----------
     Total cost of sales and operating expenses .........         823,902         839,522       2,595,070       2,627,486
                                                              -----------     -----------     -----------     -----------
      Operating income ..................................          15,135          19,730          65,500          54,277
Interest expense ........................................           6,341           9,072          19,137          26,508
                                                              -----------     -----------     -----------     -----------
Income from continuing operations
   before income taxes ..................................           8,794          10,658          46,363          27,769
Income taxes ............................................           3,702           4,513          19,475          11,596
                                                              -----------     -----------     -----------     -----------
Income from continuing operations .......................           5,092           6,145          26,888          16,173
Discontinued operations (net of tax) ....................            --              --              --               280
                                                              -----------     -----------     -----------     -----------
Net income ..............................................     $     5,092     $     6,145     $    26,888     $    16,453
                                                              ===========     ===========     ===========     ===========

Income per common share:
   Income from continuing operations ....................     $      0.20     $      0.33     $      1.06     $      0.87
   Discontinued operations ..............................            --              --              --              0.02
                                                              -----------     -----------     -----------     -----------
Net income per share ....................................     $      0.20     $      0.33     $      1.06     $      0.89
                                                              ===========     ===========     ===========     ===========
Weighted average common shares and
   common share equivalents outstanding .................      25,496,728      18,527,046      25,434,834      18,527,046
                                                              ===========     ===========     ===========     ===========

                 See notes to consolidated financial statements.

                    THE CIRCLE K CORPORATION AND SUBSIDIARIES

                      Consolidated Statements of Cash Flows
                                 (in thousands)

                                   (unaudited)


                                                                                 Nine Months
                                                                              Ended January 31,
                                                                           -----------------------
                                                                             1996          1995
                                                                           --------      ---------
Cash flows from operating activities:
  Net income .........................................................     $ 26,888      $ 16,453
  Adjustments to reconcile net income to
     cash provided by operating activities:
     Depreciation and amortization ...................................       55,608        46,391
     Deferred income taxes ...........................................        3,165         1,180
     Net change in assets and liabilities:
       Receivables ...................................................       (6,454)        6,714
       Inventories ...................................................      (20,719)       (7,871)
       Prepaid expenses and other current assets .....................        3,847        14,183
       Accounts payable ..............................................       (4,486)      (13,912)
       Accrued liabilities ...........................................          752       (27,990)
       Money orders sold .............................................       (2,591)        1,473
       Other assets and liabilities ..................................      (14,210)       (3,253)
                                                                           --------      --------
         Net cash provided by operating activities ...................       41,800        33,368
                                                                           --------      --------
Cash flows from investing activities:
  Purchases of property and equipment ................................      (58,665)      (46,985)
  Proceeds from sale of assets .......................................        7,219        26,826
  Acquisition of stores ..............................................         --         (24,643)
  Other ..............................................................       (3,681)       (8,339)
                                                                           --------      --------
         Net cash used in investing activities .......................      (55,127)      (53,141)
                                                                           --------      --------
Cash flows from financing activities:
  Proceeds from long-term obligations ................................        3,000        33,000
  Repayments of long-term obligations ................................      (24,317)      (11,197)
  Sale of common stock under incentive stock and
     stock ownership plans ...........................................        1,562           500
  Other ..............................................................       (3,892)       (7,296)
                                                                           --------      --------
         Net cash (used in) provided by financing activities .........      (23,647)       15,007
                                                                           --------      --------
Net decrease in cash and cash equivalents ............................      (36,974)       (4,766)
Cash and cash equivalents, beginning of period .......................       68,575        39,232
                                                                           --------      --------
Cash and cash equivalents, end of period .............................     $ 31,601      $ 34,466
                                                                           ========      ========
Supplemental cash flow information:
  Equipment acquired under capital leases ............................     $ 16,834      $ 10,333
  Cash paid during the period for:
     Interest, net of amounts capitalized ............................     $ 18,266      $ 24,985
     Income taxes ....................................................       16,370        13,885

                 See notes to consolidated financial statements.

                    THE CIRCLE K CORPORATION AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

1. The consolidated balance sheet as of January 31, 1996, the consolidated statements of operations for the three-month and nine-month periods ended January 31, 1996 and 1995, and the consolidated statements of cash flows for the nine-month periods ended January 31, 1996 and 1995, have been prepared by The Circle K Corporation and Subsidiaries (the "Company"), without audit. In the opinion of management, all adjustments necessary to present fairly the Company's financial position at January 31, 1996, and the results of operations and cash flows for the periods presented have been made. All such adjustments are of a normal, recurring nature. Certain reclassifications have been made to prior-year amounts to conform to current year classifications.

2. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These consolidated financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's fiscal 1995 annual report on Form 10-K.

3. Excise taxes (in 000's) on gasoline gallons sold, included in sales and cost of sales, were $128,431 and $136,892 for the third quarter of fiscal 1996 and 1995, respectively; and $388,849 and $407,191 for the first nine months of fiscal 1996 and 1995, respectively.

4. On May 1, 1995, the Company formed a joint venture with Southguard Corporation, in which 105 of the Company's stores and 59 Southguard stores operate under the Circle K name in Texas and Oklahoma through a franchising arrangement with a subsidiary of the Company. The Company's initial investment in the joint venture of approximately $17.9 million was equal to the net book value of the inventory, equipment, fee properties and leaseholds contributed to the venture, less contributed liabilities as defined by the contribution agreement.

     The Company's 50% ownership in the investment is accounted for under the equity method of accounting and the equity in net income of the joint venture has been included in the consolidated financial statements since May 1, 1995. Accordingly, sales in the accompanying consolidated statements of operations for fiscal 1996 do not include amounts for these stores, while sales for fiscal 1995 include $15.0 million of merchandise sales and $17.9 million of gasoline sales (on 17.1 million gallons) for the three months ended January 31, 1995 and $50.5 million of merchandise sales and $54.0 million of gasoline sales (on 50.3 million gallons) for the first nine months of fiscal 1995 for these stores.

5. The non-recurring charge of approximately $2.0 million ($1.1 million after tax or $0.05 per share) was incurred in the attempted acquisition of National Convenience Stores Incorporated, and expensed in the second quarter of fiscal 1996. The charge includes the costs of investment bankers, legal counsel, and other direct costs.

6.   Commitments and Contingencies

     Status of Bankruptcy Court Actions

     The predecessor to the Company (the "Predecessor") emerged from Chapter 11 with a confirmed Plan of Reorganization (the "Plan") on July 26, 1993, and the Plan was substantially consummated on that date. The following matter relates to the confirmed Plan: S.N. Phelps & Co., Inc., Commonwealth Oil Refining Co., Inc. and Realmark Holdings, Inc. (the "Phelps Group") filed an action in the Bankruptcy Court seeking to revoke the confirmation order on the grounds that it was procured by fraud. The alleged fraud relates to the participation by the Predecessor's management in a post-confirmation stock incentive program that the Phelps Group maintains was not adequately disclosed. On June 1, 1994, the Bankruptcy Court dismissed the action as moot. On September 23, 1994, the Bankruptcy Court granted the Phelps Group's motion to further amend its complaint, pursuant to Section 105 of the Bankruptcy Code, to seek additional remedies other than revocation. The Company's motions for summary judgment on and dismissal of the amended complaint were denied on March 9, 1995. On May 23, 1995, a motion for intervention and to proceed as a class action was filed by a former bondholder of the Predecessor. The bondholder alleges to represent the $40 million in bonds of the Predecessor not represented by the Phelps Group. On August 30, 1995, the Court granted the motion for intervention; class action status has not yet been decided.

     General Litigation

     In addition to the above matters, the Company is a party to other lawsuits which have arisen in the ordinary course of business. Management does not believe the outcome of any of the litigation matters will have a material effect on the Company's results of operations, cash flows or financial position.